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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the registrant / /

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement

     /X/ Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               K N ENERGY, INC.
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                (Name of Registrant as Specified in Its Charter)

                               K N ENERGY, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act
         Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

             Class A $5.00 Cumulative Preferred Stock, Class B $8.30 Cumulative Preferred Stock and Common Stock.
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     (2) Aggregate number of securities to which transactions applies:

             27,800,881
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             N/A
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     (4) Proposed maximum aggregate value of transaction:

             N/A
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     (5) Total fee paid:

             N/A
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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                K N ENERGY, INC.

                             370 Van Gordon Street
                                P.O. Box 281304
                            Lakewood, CO 80228-8304
                                (303) 989-1740



                     NOTICE TO K N ENERGY, INC. SHAREHOLDER



        A number of K N Energy, Inc. shareholders did not receive the 1996 Proxy Statement included as part of the recent mailing of the Proxy Card and the 1995 Annual Report to Shareholders. This was the result of an error by an independent mailing service provider.


        As one of the affected Shareholders, you are receiving a duplicate Proxy Card, a postage-paid return envelope and the 1996 Proxy Statement. Please use this Proxy Card to vote your shares.


        Thank you for your attention to this matter, and we apologize for any inconvenience you may have been caused.




                                             /s/ William S. Garner, Jr.
                                             William S. Garner, Jr.
                                             Vice President, General Counsel
                                               and Secretary





Lakewood, Colorado
March 14, 1996